UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2016

STEREOTAXIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36159	94-3120386
(Commission File Number)	(IRS Employer Identification No.)

4320 Forest Park Avenue, Suite 100, St. Louis, Missouri	63108
(Address of Principal Executive Offices)	(Zip Code)

(314) 678-6100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On May 24, 2016, the shareholders of Stereotaxis, Inc. (the “Company”), approved an amendment to the Stereotaxis, Inc. 2012 Stock Incentive Plan (the “Plan”), which was previously approved and adopted by the Compensation Committee of the Board of Directors of the Company on February 9, 2016. The amendment increased the number of shares authorized for issuance under the Plan by 1,500,000 shares.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 24, 2016, the Company held its Annual Meeting of Shareholders. Of the 21,667,941 shares of common stock outstanding and entitled to vote, 17,555,388 shares were represented, constituting an 81.02% quorum. Shareholders were asked to consider and act upon the following:

(1)	The election of three directors as Class III directors to serve until the Company’s 2019 annual meeting;

(2)	A proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2016;

(3)	A proposal to approve, by non-binding vote, executive compensation; and

(4)	A proposal to approve an amendment to the Stereotaxis, Inc. 2012 Stock Incentive Plan to increase the number of shares authorized for issuance thereunder by 1,500,000 shares.

Proposal 1, the election of directors, was determined by a plurality of votes cast. All of the Board’s nominees for director were elected to serve until the Company’s 2019 Annual Meeting, or until their respective successors are elected and qualified, by the votes set forth in the table below. Proposals 2, 3, and 4 each were determined by a majority of votes cast, and each proposal passed by the votes set forth in the applicable table below. The votes for, withheld, against, abstentions, and broker non-votes, where applicable, for each matter are set out below.

(1)	Election of Directors:

Name of Nominee	Votes For	Votes Withheld	Votes Abstain	Broker Non-Votes
Duane DeSisto	7,174,055	767,769	0	9,613,564
Fred A. Middleton	7,257,956	683,868	0	9,613,564
William C. Mills III	7,170,293	771,531	0	9,613,564

(2)	Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2016:

Number of Votes For:	16,482,204
Number of Votes Against:	808,099
Number of Votes Abstain:	265,085
Number of Non-Votes:	0

(3)	Proposal to approve, by non-binding vote, executive compensation:

Number of Votes For:	5,496,791
Number of Votes Against:	1,017,421
Number of Votes Abstain:	1,427,612
Number of Non-Votes:	9,613,564

(4)	Proposal to approve an amendment to the Stereotaxis, Inc. 2012 Stock Incentive Plan to increase the number of shares authorized for issuance thereunder by 1,500,000 shares:

Number of Votes For:	5,596,358
Number of Votes Against:	925,755
Number of Votes Abstain:	1,419,711
Number of Non-Votes:	9,613,564

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEREOTAXIS, INC.

Date: May 25, 2016	By:	/s/ Karen Witte Duros
	Name:	Karen Witte Duros
	Title:	Sr. Vice President & General Counsel